SERVICER CONSENT LETTER

June 14, 2007

Pennsylvania Higher Education Assistance Agency
1200 North Seventh Street
Harrisburg, Pennsylvania 17102-1444

Attention:  Senior Vice President, Marketing & Client Affairs

Dear Sir or Madam:

           Reference is hereby made to the Amended and Restated Private Student Loan Servicing Agreement, dated September 28, 2006, as amended (the "Servicing Agreement"), by and between the Pennsylvania Higher Education Assistance Agency (the "Servicer") and The First Marblehead Corporation ("FMC"), a copy of which is attached hereto as Exhibit A. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Servicing Agreement. The parties hereto agree as follows:

           1.           FMC hereby assigns its interest in the Servicing Agreement with respect to the Student Loans identified on the attached Schedule 1 (the "Student Loans") to The National Collegiate Student Loan Trust 2007-2 (the "Issuer"), and the Servicer hereby consents thereto.

           2.           The Servicer hereby consents to the assignment and to the grant by the Issuer of a security interest in the Servicing Agreement to U.S. Bank National Association (the "Indenture Trustee"), as provided in the Indenture (the "Indenture"), dated as of June 1, 2007, by and between the Issuer and the Indenture Trustee, for the benefit of the holders of the Student Loan Asset Backed Notes (the "Notes") of the Issuer.

           3.           The Servicer hereby confirms that it will not terminate the Servicing Agreement until the appointment of a successor servicer by the Issuer, unless such termination is due to a default by the Issuer under Section 14.03 thereof, or unless the Servicing Agreement otherwise expires in accordance with Section 3 thereof.

           4.           The Issuer hereby confirms that it will not terminate the Servicer for cause pursuant to Section 14.02 of the Servicing Agreement until a successor servicer is appointed.

           5.           The Servicer hereby confirms that it has complied with all the terms and satisfied all the conditions on its part to be performed or satisfied under the Servicing Agreement.

           6.           It is expressly understood and agreed by the parties hereto that (i) this servicer consent letter is executed and delivered by Wilmington Trust Company (the "Owner Trustee"), not individually or personally, but solely as owner trustee of the Issuer under the Trust Agreement dated as of June 14, 2007, among The National Collegiate Funding LLC, The Education Resources Institute, Inc. and the Owner Trustee, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking and agreement by the Owner Trustee, but is made and intended for the purpose of binding only the Issuer, (iii) nothing herein contained shall be construed as creating any personal or individual liability on the Owner Trustee, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereby and by any person claiming by, through, or under the parties hereto, and (iv) under no circumstances shall the Owner Trustee be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other documents related to the Notes.

           7.           Any breach of the Servicer's obligations under this Servicer Consent Letter shall constitute a material breach of the Servicing Agreement.

           8.           The parties hereto acknowledge and agree that for so long as any Notes are outstanding, the Indenture Trustee is a third party beneficiary hereof and of the Servicing Agreement, and the Indenture Trustee shall have the right to exercise all rights of the Issuer under the Servicing Agreement.

           9.           The Servicer will execute and deliver to FMC (or its nominee) and the Owner Trustee annually on or before July 31 of each year, and at such other times as FMC (or its nominee) and the Owner Trustee (or either of them) are required to provide certification to the Securities and Exchange Commission under the Securities Exchange Act of 1934 in connection with servicing related activities: (i) a Report on Assessment of Compliance Statement, as required by paragraph (a) of Item 1122 of Regulation AB of the Securities and Exchange Commission ("Regulation AB"), in the form attached hereto as Exhibit B; and (ii) a Servicer Compliance Statement, as required by Item 1123 of Regulation AB, in the form attached hereto as Exhibit C. In addition, annually on or before July 31 of each year, the Servicer will cause a registered public accounting firm to execute and deliver a Registered Public Accounting Firm Attestation Report, as required by paragraph (b) of Item 1122 of Regulation AB. All costs associated with the performance of the obligations under this paragraph 9 shall be by the Issuer.

[Signature Pages Follow]

           Please acknowledge your acceptance and agreement to the foregoing by signing below.

Very truly yours, THE FIRST MARBLEHEAD CORPORATION By: /s/ John A. Foxgrover John A. Foxgrover Senior Vice President

ACCEPTED AND AGREED:

PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY

By: /s/ Richard E Willey Name: Richard E Willey Title: President and CEO

THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 2007-2

By:	WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee

By:	/s/ J. Christopher Murphy Name: J. Christopher Murphy Title: Financial Services Officer

Exhibit A to Servicer Consent Letter

Exhibit B to Servicer Consent Letter

FORM OF REPORT ON ASSESSMENT OF COMPLIANCE STATEMENT

[DATE]

[ACCOUNTANT'S ADDRESS]

The National Collegiate Student Loan Trust 20__-_
[ADDRESS]

In connection with the Annual Report on Form 10-K of The National Collegiate Student Loan Trust 20__-_ for the fiscal year ending June 30, 20__ (the "Report") and as required by Item 1122 of Regulation AB of the Securities and Exchange Commission ("Regulation AB"), the undersigned, a duly authorized officer of the [SERVICER] (the "Servicer"), does hereby certify and represent as follows:

1.	A review of the activities of the Servicer for the period that is the subject of the Report has been made under the supervision of the undersigned;

2.	The applicable criteria required in paragraph (d) of Item 1122 of Regulation AB, as listed on Schedule A, attached hereto, (the "Servicing Criteria") were used to assess compliance of the Servicer;

3.	To the best knowledge of the undersigned, based on such review, the Servicer has substantially fulfilled all its material obligations under the applicable Servicing Criteria;

4.	To the best knowledge of the undersigned, based on such review, the undersigned has identified no material instances of noncompliance of the Servicer with the applicable Servicing Criteria; and

5.	The registered public accounting firm of [FIRM] has issued an attestation report on this Report on Assessment of Compliance for the period that is the subject of the Report.

           IN WITNESS WHEREOF, the undersigned has executed this Report of the Servicer as of ______________, 20__.

[SERVICER], as Servicer By: _________________________________ Name: Title:

Schedule A to Exhibit B to the Servicer Consent Letter

           Pursuant to Instruction 1 of Item 1122 of Regulation AB, the following list of Servicing Criteria has been "Reviewed" or deemed "Not Applicable" by the Servicer, as marked.

Reviewed	Not Applicable

General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the Pool Assets are maintained.	X
1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.	X
Cash Collection and Administration
1122(d)(2)(i)	Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.	X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.	X
1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.	X
1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.	X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.	X
Investor Remittances and Reporting
1122(d)(3)(i)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of Pool Assets serviced by the Servicer.	X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.	X
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements.	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)	Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.	X
1122(d)(4)(v)	The Servicer's records regarding the pool assets agree with the Servicer's records with respect to an obligor's unpaid principal balance.	X
1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.	X
1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.	X
1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).	X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.	X
1122(d)(4)(x)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.	X
1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.	X
1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.	X
1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.	X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.	X

Exhibit C to Servicer Consent Letter

FORM OF SERVICER COMPLIANCE STATEMENT FOR
THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 20__-_

[DATE]

The National Collegiate Student Loan Trust 20__-_
[ADDRESS]

In connection with the Annual Report on Form 10-K of The National Collegiate Student Loan Trust 20__-_ for the fiscal year ending June 30, 20__ (the "Report"), the undersigned, a duly authorized officer of the [SERVICER] (the "Servicer"), does hereby certify and represent as follows:

1.	A review of the activities and performance of the Servicer under the Servicing Agreement dated as of [______________], as amended, between the Servicer and The First Marblehead Corporation (the "Servicing Agreement") for the period that is the subject of the Report has been made under the supervision of the undersigned;

2.	To the best knowledge of the undersigned, based on such review, the Servicer has fulfilled all of its obligations under the Servicing Agreement in all material respects throughout the period that is the subject of the Report; and

3.	To the best knowledge of the undersigned, based on such review, there have been no failures to fulfill any such obligation in any material respect.

           IN WITNESS WHEREOF, the undersigned has executed this Servicer Compliance Statement as of [________________________], 20__.

[SERVICER], as Servicer By: _________________________________ Name: Title: